                             POWER OF ATTORNEY FOR

                       REGISTRATION STATEMENT ON FORM S-4

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Robert F. X. Sillerman and Howard J. Tytel or either of them, each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in the capacities stated below, in connection with the Registration Statement on Form S-4 (the "Registration Statement"), under the Securities Act of 1933, as amended (the"Securities Act"), including, without limiting the generality of the foregoing, to sign the Registration Statement, to sign any amendments and supplements relating thereto (including post-effective amendments) under the Securities Act and to sign any instrument, contract, document or other writing of or in connection with the Registration Statement and any amendments and supplements thereto (including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attorney, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Executive Chairman, principal executive officer or Director or any comination thereof of:

SFX Entertainment, Inc.

AKG, Inc.                              Connecticut Amphitheater Development
                                         Corporation

American Artists, Inc.                 Connecticut Concerts Incorporated

American Artists Limited, Inc.         Connecticut Performing Arts, Inc.

Ant Theatrical Productions, Inc.       Contemporary Group Acquisition Corp.

Ardee Festivals N.J., Inc.             Contemporary Group, Inc.

Atlanta Concerts, Inc.                 Contemporary Marketing, Inc.

Audrey & Jane, Inc.                    Contemporary Productions Incorporated

Avalon Acquisition Corp.               Contemporary Sports Incorporated

Beach Concerts, Inc.                   Deer Creek Amphitheater Concerts, Inc.

BGP Denver, Inc.                       DiCesare-Engler, Inc.

BG Presents, Inc.                      DiCesare-Engler Promotions, Inc.

Bill Graham Enterprises, Inc.          DLC Corp.

Bill Graham Management, Inc.           DLC Funding Corp.

Bill Graham Presents, Inc.             Dumb Deal, Inc.

Boston Playhouse Realty, Inc.          Eagle Eye Entertainment USA Inc.

Boylston Street Theatre Corp.          Event Merchandising, Inc.

Broadway Series Associates, Inc.       EMI Acquisition Sub, Inc.

Broadway Concerts, Inc.                Exit 116 Revisited, Inc.

Broadway Series Management
  Group, Inc.                          Entertainment Performing Arts, Inc.

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Camarillo Amphitheater Managing
  Partners, Inc.                       Falk Associates Management Enterprises,
                                        Inc.
Concert Productions International
  B.V.                                 Festival Productions, Inc.

Concert Productions (UK) Limited       PACE Entertainment Corporation

Concerts, Inc.                         PACE Entertainment GP Corp.

Fillmore Corporation                   PACE Entertainment Group, Ltd.

Fillmore Fingers, Inc.                 PACE Milton Keynes, Inc.

Financial Advisory Management          PACE Motor Sports, Inc.
  Enterprises, Inc.

Grand Slam Sports Marketing, Inc.      PACE Music Group, Inc.

In House Tickets, Inc.                 PACE Productions, Inc.

International Music Ltd.               PACE Theatrical Group, Inc.

International Music Tour I Ltd.        Polaris Amphitheatre Concerts, Inc.

International Music Tour II Ltd.       PACE Touring, Inc.

International Music (USA) Inc.         PACE U.K. Holding Corporation

International Music Tour I (USA) Inc.  PEC, Inc.

International Music Tour II (USA) Inc. Performing Arts Management of North
                                         Miami, Inc.
Magicsports-Grand Slam Management,
  Inc.                                 PTG-Florida, Inc.

Magicworks Concerts, Inc.              QN Corp.

Magicworks Entertainment Incorporated  SFX Acquisition Corp.

Magicworks Entertainment
  International, Inc.                  SFX Concerts of the Midwest, Inc.

Magicworks Exhibitions, Inc.           SFX Concerts, Inc.

Magicworks Fashion Management, Inc.    SFX Delaware, Inc.

Magicworks Merchandising, Inc.         SFX Sports Group, Inc.

Magicworks Sports Management, Inc.     SFX Touring, Inc.

Magicworks Theatricals, Inc.           Shelli Meadows, Inc.

Magicworks Transportation, Inc.        Shoreline Amphitheatre, Ltd.

Magicworks West, Inc.                  SM/PACE, Inc.

Marco Entertainment, Inc.              Southeast Ticketing Company

Melody Tent and Amphitheater, Inc.     Sunshine Designs, Inc.

Murat Center Concerts, Inc.            Suntex Acquisition, Inc.

New Avalon, Inc.                       TAP Productions, Inc.

NOC, Inc.                              TBA Media, Inc.

Northeast Ticketing Company            Tennis Events, Inc.

Oakdale Theater Concerts, Inc.         Ticket Service, Inc.

Old PCI, Inc.                          Touring Artists Group, Inc.

PACE AEP Acquisition, Inc.             Touring Artists Group, Inc.

PACE Amphitheatres, Inc.               Touring Productions, Inc.

PACE Amphitheater Management, Inc.     Tremont Street Theatre Corporation II,
                                         Inc.

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PACE Bayou Place, Inc.                 Tuneful Company, Inc.

PACE Communications, Inc.              Warrenton Street Theatre Corp.

PACE Concerts GP, Inc.                 West Coast Amphitheater Corp.

PACE Concerts, Ltd.                    Wolfgang Records.


Dated:  February 12, 1999              /s/ Robert F. X. Sillerman
                                       ----------------------------------------
                                       Robert F. X. Sillerman